                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  THE THAI CAPITAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  THE THAI CAPITAL FUND, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          THE THAI CAPITAL FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (800) 933-3440

                                                                  April   , 1996

Dear Stockholders:

    The Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") will be held at 9:30 A.M., New York time, on Friday, June 7, 1996, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Annual Meeting, the stockholders will (i) elect three Class II directors, (ii) consider the ratification of the selection of Price Waterhouse LLP as independent accountants and (iii) consider whether to approve a change in the Fund's investment restrictions to allow the Fund to lend portfolio securities. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board recommends that the stockholders vote in favor of each of the foregoing matters.

                                          Respectfully,

                                          (Signature to come)

                                          Shuichi Komori
                                          CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE URGED TO SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO INSURE A QUORUM AT THE MEETING.

                          THE THAI CAPITAL FUND, INC.
                                   ----------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 7, 1996

                            ------------------------

To the Stockholders of
The Thai Capital Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday, June 7, 1996, at 9:30 A.M., New York time, for the following purposes:

    1. To elect three Class II directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 1999.

    2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending December 31, 1996.

    3. To approve or disapprove a change in the Fund's investment restrictions to permit the Fund to lend portfolio securities.

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 18, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                            By order of the Board of Directors,
                                            Lawrence Jacob
                                            SECRETARY
April   , 1996

     Preliminary Copies--For the Information of the Securities and Exchange
                                Commission Only.
                          THE THAI CAPITAL FUND, INC.
                                   ----------

                                  PRELIMINARY
                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE THAI CAPITAL FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday, June 7, 1996, at 9:30 A.M., New York time, and at any adjournments thereof.

    This Proxy Statement and the form of proxy are being mailed to stockholders on or about April , 1996. Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Thai Capital Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE THAI CAPITAL FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS, OR BY CALLING
(800) 933-3440 OR (201) 915-3020.

    The Board of Directors has fixed the close of business on March 18, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 6,259,609 shares of common stock. Set forth below is information with respect to persons who, to the knowledge of the Fund's management, owned beneficially more than 5% of the Fund's outstanding shares as of March 18, 1996:

     NAME AND ADDRESS OF             AMOUNT AND NATURE OF
      BENEFICIAL OWNER               BENEFICIAL OWNERSHIP        PERCENT OF CLASS
-----------------------------  --------------------------------  -----------------
Wellington Management          Has shared power to dispose of            5.64%
Company (1)                    348,166 shares and to vote
75 State Street                302,000 of such shares.
Boston, MA 02109

------------------------
(1) Information based upon a Schedule 13G filed with the United States Securities and Exchange Commission on February 14, 1996.

    Management of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Board of Directors recommends that the stockholders vote in favor of each of the matters mentioned in Items 1, 2 and 3 of the Notice of Meeting.

                           (1) ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the three nominees listed below as directors of the Fund:

                                                      CLASS II
                                            -----------------------------
                                            Austin C. Dowling
                                            Udom Vichayabhai
                                            Virabongsa Ramangkura

to serve for terms expiring on the date of the Annual Meeting of Stockholders in 1999 or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

NOMINEES

                                                          PRESENT OFFICE WITH THE
                                                     FUND, IF ANY, PRINCIPAL OCCUPATION                     SHARES
                                                         OR EMPLOYMENT DURING PAST                       BENEFICIALLY
                                                               FIVE YEARS AND                               OWNED
             NAME (AGE) AND ADDRESS                           DIRECTORSHIPS IN               DIRECTOR    FEBRUARY 29,   PERCENT OF
                  OF NOMINEES                             PUBLICLY HELD COMPANIES              SINCE       1996(+)        CLASS
------------------------------------------------  ----------------------------------------  -----------  ------------  ------------
           Austin C. Dowling (64)                 Director, from 1984 to 1991, Office of       1990         1,250           **
           1002E Long Beach Boulevard             Finance, Federal Home Loan Bank System;
           North Beach, NJ 08008                  President, from 1987 to 1991, The
                                                  Financing Corporation (U.S. government
                                                  agency); President, from 1989 to 1991,
                                                  The Resolution Funding Corporation;
                                                  Director, since 1992, The Japan Equity
                                                  Fund, Inc.

                                                          PRESENT OFFICE WITH THE
                                                     FUND, IF ANY, PRINCIPAL OCCUPATION                     SHARES
                                                         OR EMPLOYMENT DURING PAST                       BENEFICIALLY
                                                               FIVE YEARS AND                               OWNED
             NAME (AGE) AND ADDRESS                           DIRECTORSHIPS IN               DIRECTOR    FEBRUARY 29,   PERCENT OF
                  OF NOMINEES                             PUBLICLY HELD COMPANIES              SINCE       1996(+)        CLASS
------------------------------------------------  ----------------------------------------  -----------  ------------  ------------
*          Udom Vichayabhai (61)                  President of the Fund; President, since         1990       None           --
           30th-32nd Floor                        1991, and Managing Director, from 1976
           Lake Rajada Building                   to 1991, The Mutual Fund Public Company
           193-195 Ratchadaphisek Rd.             Limited; Director, since 1994, Safari
           Khlong Toey                            World Public Co., Ltd.; Director, since
           Bangkok 10110, Thailand                1993, Thai Reinsurance Public Co., Ltd.;
                                                  Director, since 1992, Thai Wah Resorts
                                                  Development Public Co., Ltd.; Director,
                                                  since 1983, Strong Pack Public Co.,
                                                  Ltd.; Director, since 1975, The Mutual
                                                  Fund Public Company Limited; Director,
                                                  since 1969, Thai-German Ceramic Industry
                                                  Public Co., Ltd.

                                                          PRESENT OFFICE WITH THE
                                                     FUND, IF ANY, PRINCIPAL OCCUPATION                     SHARES
                                                         OR EMPLOYMENT DURING PAST                       BENEFICIALLY
                                                               FIVE YEARS AND                               OWNED
             NAME (AGE) AND ADDRESS                           DIRECTORSHIPS IN               DIRECTOR    FEBRUARY 29,   PERCENT OF
                  OF NOMINEES                             PUBLICLY HELD COMPANIES              SINCE       1996(+)        CLASS
------------------------------------------------  ----------------------------------------  -----------  ------------  ------------
*          Virabongsa Ramangkura (52)             Adviser, Thai Board of Investment;              1992       None           --
           99 Surasak Road                        Adviser to the Board of Directors, The
           Bangrak, Bangkok                       Bangkok Bank of Commerce, Ltd.;
           10500, Thailand                        Chairman, Bangkok Expressway Public
                                                  Company Ltd.; Chairman, Advanced Argo
                                                  Public Company Ltd.; Member, from 1993
                                                  to 1994, National Land Transportation
                                                  Committee of Thailand; Chairman, from
                                                  1993 to 1994, Board of Commissioners of
                                                  the State Railway of Thailand; Chairman,
                                                  1992, Council of Economic Advisors of
                                                  the Thai Prime Minister; Member, since
                                                  1985, Thai Senate; Member, since 1983,
                                                  Thai Board of Custom Taxes; Thai Deputy
                                                  Minister of Finance, from 1991 to 1992.

OTHER CURRENT DIRECTORS
*          Shuichi Komori (52)                    Chairman of the Board of the Fund;              1994       None           --
           Financial Square                       Chairman, since 1994, The Taiwan Equity
           32 Old Slip, 14th Floor                Fund, Inc.; Chairman, since 1995, The
           New York, NY 10005                     Singapore Fund, Inc.; Chairman and Chief
                                                  Executive Officer, Daiwa Securities
                                                  America Inc. since 1994; Director, Daiwa
                                                  Securities Co. Ltd. from 1991 to 1994;
                                                  General Manager, Daiwa Securities Co.
                                                  Ltd. from 1989 to 1991.

                                                          PRESENT OFFICE WITH THE
                                                     FUND, IF ANY, PRINCIPAL OCCUPATION                     SHARES
                                                         OR EMPLOYMENT DURING PAST                       BENEFICIALLY
                                                               FIVE YEARS AND                               OWNED
             NAME (AGE) AND ADDRESS                           DIRECTORSHIPS IN               DIRECTOR    FEBRUARY 29,   PERCENT OF
                  OF DIRECTORS                            PUBLICLY HELD COMPANIES              SINCE       1996(+)        CLASS
------------------------------------------------  ----------------------------------------  -----------  ------------  ------------
           Robert F. Gurnee (68)                  Chairman and Chief Executive Officer,           1990      1,500           **
           3801 Kennett Pike                      since 1990, Financial Integrity Group
           Building C, Suite 201                  Inc. (bank and financial services
           Greenville, DE 19807                   consulting firm); Director, since 1991,
                                                  Vestaur Securities Co.; Director, since
                                                  1990, Mellon Bank (DE); Director, since
                                                  1992, The Japan Equity Fund, Inc.

           Suvit Yodmani (53)                     Regional Director, Asia and the Pacific,        1991       None           --
           101 Ranong II,                         United Nations Environment Program,
           Dusit, Bangkok                         since 1994; Vice President for
           10300, Thailand                        Development, Asian Institute of
                                                  Technology, Bangkok, from 1992 to 1994;
                                                  Deputy Secretary General to the Prime
                                                  Minister of Thailand for Political
                                                  Affairs, from 1991 to 1992; Director of
                                                  the Foundation for the Promotion of
                                                  Nature Conservation and Environment
                                                  Protection, since 1989; Senior
                                                  Consultant to the President of the Asian
                                                  Institution of Technology, since 1987;
                                                  Adviser to the Prime Minister,
                                                  Government House, from 1990 to 1991.

                                                          PRESENT OFFICE WITH THE
                                                     FUND, IF ANY, PRINCIPAL OCCUPATION                     SHARES
                                                         OR EMPLOYMENT DURING PAST                       BENEFICIALLY
                                                               FIVE YEARS AND                               OWNED
             NAME (AGE) AND ADDRESS                           DIRECTORSHIPS IN               DIRECTOR    FEBRUARY 29,   PERCENT OF
                  OF DIRECTORS                            PUBLICLY HELD COMPANIES              SINCE       1996(+)        CLASS
------------------------------------------------  ----------------------------------------  -----------  ------------  ------------
           Alfred C. Morley (69)                  Financial Consultant, since 1991; Senior        1990      2,272           **
           119 Falcon Drive                       Director of Old Dominion Capital
           Charlottesville, VA 22901              Management, since 1991; Senior Advisor,
                                                  from 1990 to 1991, and President and
                                                  Chief Executive Officer, 1990,
                                                  Association for Investment Management
                                                  and Research; Senior Advisor, since
                                                  1990, and President and Chief Executive
                                                  Officer, from 1986 to 1990, Financial
                                                  Analysts Federation; Senior Advisor,
                                                  since 1990, and President and Chief
                                                  Executive Officer, from 1984 to 1990,
                                                  Institute of Chartered Financial
                                                  Analysts; Director, since 1990, The
                                                  Singapore Fund, Inc.

------------------------
 + The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and directors.

 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Komori is deemed an interested person because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment adviser, Daiwa International Capital Management (H.K.) Limited, or because he is an officer of the Fund, or both. Mr. Udom is an interested person because of his affiliation with The Mutual Fund Public Company Limited, the Fund's investment manager, or because he is an officer of the Fund, or both.

**  Represented less than 1% of the outstanding shares at February 29, 1996.

    The Fund's Board of Directors held four regular meetings during the fiscal year ended December 31, 1995. Mr. Suvit Yodmani attended fewer than seventy-five percent of the aggregate number of meetings of the Board of Directors.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Dowling, Gurnee, Morley, Ramangkura and Yodmani. The Audit Committee met twice during the fiscal year ended December 31, 1995. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUND

    Mr. Komori (age 52) has been Chairman of the Board of the Fund since December 1994 (see information provided above).

    Mr. Udom (age 61) has been President of the Fund since May 1990 (see information provided above).

    Daniel F. Barry (age 49), Vice President of the Fund since December 1992, was also Treasurer of the Fund from September 1991 to September 1994 and has been Senior Vice President of Daiwa Securities Trust Company ("DST"), the Fund's Administrator, since June 1993. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DST and from 1986 to 1990, he was a First Vice President and Director of Mutual Fund Reporting of Mitchell Hutchins Asset Management, Inc.

    Lawrence Jacob (age  51), Secretary  of the Fund  since May  1990, has  been
Senior Vice President since November 1985, and Assistant Secretary since February 1986, of Daiwa Securities America Inc.

    Edward J. Grace (age 49), Treasurer of the Fund since September 1994, was Assistant Treasurer of the Fund from September 1991 to September 1994 and has been a Vice President of DST since December 1992 and Assistant Vice President of DST from 1989 to December 1992.

    John J. O'Keefe (age 36), Assistant Treasurer of the Fund since September 1994, has been an Assistant Vice President of DST since January 1994 and was a Senior Accountant of DST from July 1990 to January 1994. From 1986 to 1990, he was an Account Executive at Fahnestock & Co. Inc.

    Laurence E. Cranch (age 49), Assistant Secretary of the Fund since May 1990, has been a partner in the law firm of Rogers & Wells since 1980.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors not affiliated with The Mutual Fund Public Company Limited (the "Investment Manager") or Daiwa International Capital Management (H.K.) Limited (the "Investment Adviser") was U.S. $42,100 during the fiscal year ended December 31, 1995. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.

    DST, which pays the compensation and certain expenses of the officers of DST who serve as officers of the Fund, receives an administration fee and a custodian fee.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended December 31, 1995, as well as the total fee compensation paid to each director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                                                     TOTAL
                                                 PENSION OR       COMPENSATION
                                                 RETIREMENT      FROM FUND AND
                                 AGGREGATE    BENEFITS ACCRUED    FUND COMPLEX
                               COMPENSATION    AS PART OF FUND      PAID TO
      NAME OF DIRECTOR           FROM FUND        EXPENSES         DIRECTORS
-----------------------------  -------------  -----------------  --------------
Shuichi Komori*+                 $       0             None        $        0
Udom Vichayabhai++                       0             None                 0
Austin C. Dowling*                   9,200             None            19,150
Robert F. Gurnee*                    9,200             None            19,150
Alfred C. Morley*                    9,200             None            20,650
Virabongsa Ramangkura                8,000             None             8,000
Suvit Yodmani                        6,500             None             6,500

------------------------
 * Also serves as a director of one other investment company for which an affiliate of Daiwa International Capital Management (H.K.) Limited, the Fund's investment adviser, serves as investment manager or investment adviser.

 + Mr. Komori, who is affiliated with the Investment Adviser, and is therefore an "interested person" of the Fund, does not receive any fee compensation from the Fund for his services as a director.

++ Mr. Udom, who is affiliated with the Investment Manager and is therefore an "interested person" of the Fund, does not receive any fee compensation from the Fund for his services as a director.

                  (2)  RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting to be held on June 7, 1996, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), will consider selecting Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 1996. The Fund knows of no direct financial or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

 (3) APPROVAL OF AN AMENDMENT TO THE FUND'S INVESTMENT RESTRICTIONS TO PERMIT THE FUND TO ENGAGE IN THE LENDING OF PORTFOLIO SECURITIES

    The Board of Directors of the Fund has unanimously approved and directed that there be submitted to the stockholders for their approval an amendment to the Fund's investment restrictions to permit the Fund to engage in the lending of portfolio securities. If approved by the stockholders, the Fund would be able, from time to time, to lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio of investments to brokers, dealers and financial institutions and, in turn, receive collateral in cash or securities believed by the Investment Manager to be equivalent to securities rated investment grade by Standard & Poor's Rating Group ("S&P") or Moody's Investors Services, Inc. ("Moody's"). While the loan is outstanding, the Fund will be required to maintain collateral at all times in an amount equal to at least 100% of the current market value of the securities loaned by the Fund, including any accrued interest or dividends receivable from these securities. Any cash collateral received by the Fund would be invested in short-term, high quality debt securities, the income from which would increase the return to the Fund. The Fund would retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and would have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans would be terminable at any time by either the Fund or the borrower. The Fund may be required to pay finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans and, if permitted under the 1940 Act or pursuant to an exemptive order thereunder, such fees may be paid to persons affiliated with the Fund. In the event of a default by the borrower, the Fund might suffer time delays and incur costs or possible losses in connection with the Fund's disposition of the collateral.

    The Board of Directors believes that the proposed change is in the best interests of the Fund. Accordingly, the directors recommend that the stockholders vote to approve the proposed amendment to the Fund's investment restrictions.

    Currently, the Fund's investment restrictions state:

        "The Fund, through its Investment Plan or otherwise, is not permitted to: . . .

           (5) Make loans, except through the purchase of debt securities consistent with its investment objective and policies."

    The text of the proposed amendment is as follows:

        "The Fund, through its Investment Plan or otherwise, is not permitted to: . . .

           (5) Make loans, except through the purchase of debt securities AND THE LENDING OF PORTFOLIO SECURITIES consistent with its investment objective and policies."

    Approval of the proposed amendment to the Fund's investment restrictions will require the affirmative vote of a majority of the Fund's outstanding shares of Common Stock. As defined in the 1940 Act, a "majority of outstanding shares" means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding voting securities. For this purpose, both the abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment. The Fund will continue under its current investment restrictions without change if this proposal is not approved by the stockholders.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DST. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S. $4,000, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by June 7, 1996, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be presented at the 1997 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New
Jersey 07302, not later than December   , 1996.

                                          By order of the Board of Directors,
                                          Lawrence Jacob
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302
April   , 1996

                 (This page has been left blank intentionally.)

                           THE THAI CAPITAL FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                ONE EVERTRUST PLAZA, JERSEY CITY, NEW JERSEY 07302

  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
                         OF STOCKHOLDERS ON JUNE 7, 1996

The undersigned stockholder of The Thai Capital Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities
America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 7, 1996 at 9:30 A.M., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted IN FAVOR of proposals 1, 2 and 3 as set forth in this proxy. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned
acknowledges receipt of the Proxy Statement dated April   , 1996.

                PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND
                     RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign and, where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

__________________________________     ________________________________________

__________________________________     ________________________________________

__________________________________     ________________________________________

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

THE THAI CAPITAL FUND, INC.

1) Election of three Class II directors to serve for a term expiring on the date on which the Annual Meeting of Shareholders is held in 1999.

                               CLASS II
                               ---------
                           Austin C. Dowling
                           Udom Vichayabhai
                         Virabongsa Ramangkura


  If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

              For / /       Withhold / /       For All Except / /

2) The ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending December 31, 1996.

              For / /       Against / /        Abstain / /

3) The approval of an amendment to the Fund's investment restrictions to permit the Fund to lend portfolio securities.

             For / /         Against / /       Abstain / /


4) In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Be sure to sign and date this Proxy.               Date ________________

__________________________________     _________________________________
    Shareholder sign here                    Co-owner sign here

Mark box at right if comments or address change have been noted on the reverse side of this card. / /

RECORD DATE SHARES: